UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2007

CHARYS HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415

ATLANTA, GEORGIA 30338

(Address of principal executive offices)

(678) 443-2300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 14, 2007, Charys Holding Company, Inc. (the “Company”) entered into a Unit Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 (the “Unit Purchase Agreement”), with the initial purchaser thereunder (the “Initial Purchaser”), for the offering and sale of $175 million of securities in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Company also granted to the Initial Purchaser an option to purchase and sell an additional $26.25 million of the securities during the forty-five day period following February 14, 2007.

On February 16, 2007, the Company completed the $175 million private offering described above and executed an Indenture, a 8.75% Senior Convertible Note, a Warrant Agent Agreement and a Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively.

The securities were sold to qualified institutional buyers in separable Units (the “Units”), each consisting of $1,000 principal amount of 8.75% Senior Convertible Notes due February 16, 2012 (the “Notes”), Warrants to purchase 333.333 shares of the Company’s common stock at $4 per share (the “$4 Warrants”) and Warrants to purchase 333.333 shares of the Company’s common stock at $5 per share (the “$5 Warrants” and, together with the $4 Warrants, the “Warrants”), in each case, subject to adjustment under certain circumstances.  The Warrants expire on February 16, 2012.  The Notes are initially convertible into 444.444 shares of the Company’s common stock per $1,000 principal amount (reflecting an initial conversion price of $2.25 per share), and are provisionally redeemable by the Company after two years if the Company’s common stock reaches certain specified stock prices and certain other conditions are met.  A cash reserve covering the first two quarters of interest due under the Notes has been set aside out of the net proceeds of the private offering.

The number of shares of the Company’s common stock that may be acquired by a holder of Notes upon conversion of any such Notes is limited to the extent necessary to ensure that the total number of shares of the Company’s common stock beneficially owned by such holder and its affiliates (after giving effect to the conversion) will not exceed 4.99% (or such greater percentage up to a maximum of 9.99% as such holder may elect) of the total number of the Company’s then issued and outstanding shares of common stock.  Similarly, the number of shares of the Company’s common stock that may be acquired by a holder of Warrants upon exercise of any such Warrants is limited to the extent necessary to ensure that the total number of shares of the Company’s common stock beneficially owned by such holder and its affiliates (after giving effect to the exercise) will not exceed 4.99% (or such greater percentage up to a maximum of 9.99% as such holder may elect) of the total number of the Company’s then issued and outstanding shares of common stock.

The Company has agreed to file with the Securities and Exchange Commission (the “SEC”) within 60 days after February 16, 2007 a registration statement to cover resales of a portion of the Notes, the Warrants and the underlying common shares.  The Company has also agreed to use its best efforts to cause the registration statement to be declared effective by the SEC within 150 days after February 16, 2007.  If the resale registration statement is not effective within 180 days of February 16, 2007, or if it is not effective as to all of the Notes and underlying shares, the interest rate on the Notes not registered will be increased by 2% from the 181st day until the earlier of the date such Notes and underlying shares are registered or February 16, 2009, subject to certain exceptions.  However, these penalties will be waived to the extent that the registration statement does not become effective within the specified period of time or as to all of the Notes and underlying shares due to issues involving Rule 415 under the Securities Act.

The Notes and the Warrants are currently traded on the PORTAL Market or directly between qualified buyers.

The net proceeds of this offering have been and are being used by the Company toward the payments due under existing purchase agreements for the Cotton group of companies, Complete Tower Sources, Inc. and Mitchell Site Acquisition Inc., to refinance other indebtedness of the Company and for working capital and other general corporate purposes.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02                                             Unregistered Sales of Equity Securities.

The sale by the Company of the Units on February 16, 2007, as described in Item 1.01 above, was not a transaction registered under the Securities Act.  The Units were sold in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act.

The aggregate offering price of the Units was $175 million.

The Initial Purchaser acquired 175,000 Units, each with a principal amount of $1,000, at the following underwriting discounts:  156,900 Units were acquired at 94% of their principal amount and 18,100 Units were acquired at 97% of their principal amount.  If the Initial Purchaser elects to exercise its option to purchase and sell an additional 26,250 Units, each with the same principal amount of $1,000, during the forty-five day period following February 14, 2007, it will purchase such Units at 94% of their principal amount.

The Company also granted to the Initial Purchaser or its designated nominees warrants to purchase a total of 7,375,556 shares of the Company’s common stock, exercisable for a period of three years from February 16, 2007, at an exercise price of $2.25 per share.  Further, the Company reimbursed the Initial Purchaser the sum of $30,750 in payment of certain expenses incurred by the Initial Purchaser.

The terms upon which the Notes may be converted and the terms upon which the Warrants may be exercised are described in Item 1.01 above.

Item 8.01                                             Other Events.

On February 15, 2007, the Company issued a press release announcing that it had entered into the Unit Purchase Agreement with the Initial Purchaser, a copy of which press release is attached hereto as Exhibit 99.1.

On February 20, 2007, the Company issued another press release announcing that it had completed the $175 million private offering, a copy of which press release is attached hereto as Exhibit 99.2.

Item 9.01                                             Financial Statements and Exhibits.

(d)         Exhibits

10.1	Unit Purchase Agreement dated February 14, 2006, between Charys Holding Company, Inc. and the Initial Purchaser.

10.2	Indenture dated February 16, 2007, between Charys Holding Company, Inc., the guarantors signatory thereto and The Bank of New York Corporate Trust Company, N.A., as trustee.

10.3	8.75% Senior Convertible Note dated February 16, 2007, in the principal amount of $175,000,000, payable by Charys Holding Company, Inc. to Cede & Co. or registered assigns.

10.4	Warrant Agent Agreement dated February 16, 2007, between Charys Holding Company, Inc. and The Bank of New York Corporate Trust Company, N.A., as warrant agent.

10.5	Registration Rights Agreement dated February 16, 2007, between Charys Holding Company, Inc. and the Initial Purchaser, accepting for the benefit of the holders of the registrable securities.

99.1	Press Release dated February 15, 2007.

99.2	Press Release dated February 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: February 28, 2007	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Unit Purchase Agreement dated February 14, 2006, between Charys Holding Company, Inc. and the Initial Purchaser.

10.2	Indenture dated February 16, 2007, between Charys Holding Company, Inc., the guarantors signatory thereto and The Bank of New York Corporate Trust Company, N.A., as trustee.

10.3	8.75% Senior Convertible Note dated February 16, 2007, in the principal amount of $175,000,000, payable by Charys Holding Company, Inc. to Cede & Co. or registered assigns.

10.4	Warrant Agent Agreement dated February 16, 2007, between Charys Holding Company, Inc. and The Bank of New York Corporate Trust Company, N.A., as warrant agent.

10.5	Registration Rights Agreement dated February 16, 2007, between Charys Holding Company, Inc. and the Initial Purchaser, accepting for the benefit of the holders of the registrable securities.

99.1	Press Release dated February 15, 2007.

99.2	Press Release dated February 20, 2007.